Exhibit 99.1


TO BUSINESS EDITOR:

           /C O R R E C T I O N -- Tumbleweed Communications Corp./

         In the news release, Tumbleweed (Nasdaq: TMWD) Announces Record Revenue in 2004, issued Monday, Jan. 24, 2005 by Tumbleweed Communications Corp. over PR Newswire, we are advised by a representative of the company that the Condensed Consolidated Statements of Operations table contained one typographical error, namely, it stated that Tumbleweed's BASIC AND DILUTED NET INCOME (LOSS) PER SHARE for the three months ended December 31, 2003 was (0.04). The correct number is (0.02). The corrected financial statements are attached hereto.

SOURCE  Tumbleweed Communications Corp.
    -0-                             01/25/2005 C LAM089
    /PRNewswire-FirstCall -- Jan. 25/
    (TMWD)


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

                                        Tumbleweed Communications Corp.
                                     Condensed Consolidated Balance Sheets
                                               December 31, 2004
                                                   (in 000s)

                                                                              12/31/2004          12/31/2003
                                  ASSETS                                      (unaudited)        (unaudited)
                                  ------                                   ------------------  -----------------

CURRENT ASSETS
  Cash and cash equivalents                                                        $  21,435          $  25,351
  Accounts receivable, net                                                             7,459             10,039
  Other current assets                                                                 1,544              1,068
                                                                           ------------------  -----------------
     TOTAL CURRENT ASSETS                                                             30,438             36,458
                                                                           ------------------  -----------------
Goodwill                                                                              48,074             13,308
Intangible assets, net                                                                 7,299              4,392
Property and equipment, net                                                            1,316              1,648
Other assets                                                                             589                540
                                                                           ------------------  -----------------
                TOTAL ASSETS                                                       $  87,716          $  56,346
                                                                           ==================  =================

                           LIABILITIES & EQUITY
                           --------------------

CURRENT LIABILITIES
  Accounts payable                                                                 $     324          $     250
  Current installments of long-term debt                                                 267                267
  Accrued liabilities                                                                  5,006              6,791
  Accrued merger-related and other costs                                                 775                485
  Deferred revenue                                                                    13,915             11,808
                                                                           ------------------  -----------------
     TOTAL CURRENT LIABILITIES                                                        20,287             19,601
                                                                           ------------------  -----------------
LONG TERM LIABILITIES
  Long-term debt, excluding current installments                                         200                467
  Accrued merger-related and other costs, excluding current portion                      430                540
  Deferred revenue, excluding current portion                                          4,248              2,984
  Other long term liabilities                                                            147                159
                                                                           ------------------  -----------------
     TOTAL LONG TERM LIABILITIES                                                       5,025              4,150
                                                                           ------------------  -----------------
     TOTAL LIABILITIES                                                                25,312             23,751
                                                                           ------------------  -----------------
STOCKHOLDERS' EQUITY
  Common stock                                                                            49                 43
  Additional paid-in capital                                                         351,121            313,532
  Treasury stock                                                                        (796)              (796)
  Deferred stock compensation expense                                                   (525)              (302)
  Accumulated other comprehensive loss                                                  (648)              (585)
  Accumulated deficit                                                               (286,797)          (279,297)
                                                                           ------------------  -----------------
     TOTAL STOCKHOLDERS' EQUITY                                                       62,404             32,595
                                                                           ------------------  -----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                           $  87,716          $  56,346
                                                                           ==================  =================

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

                                             Tumbleweed Communications Corp.
                                     Condensed Consolidated Statements of Operations
                                                    December 31, 2004
                                             (in 000s, except per share data)

                                                                    Three Months Ended             Twelve Months Ended
                                                                       December 31,                   December 31,
                                                                        (unaudited)                    (unaudited)
                                                                ----------------------------   ----------------------------
                                                                    2004          2003             2004           2003
                                                                ------------- --------------   -------------  -------------
 REVENUES
  Product revenue                                                   $  5,925       $  5,369       $  19,628      $  16,342
  Service revenue                                                      5,790          4,008          21,934         12,648
  Intellectual property and other revenue                                360            670           1,876          1,605
                                                                ------------- --------------   -------------  -------------
     NET REVENUE                                                      12,075         10,047          43,438         30,595
                                                                ------------- --------------   -------------  -------------
 COSTS OF REVENUES
  Cost of product and service revenue                                  1,971            918           6,112          4,894
  Amortization of intangible assets                                      510            216           1,837            750
                                                                ------------- --------------   -------------  -------------
 GROSS PROFIT                                                          9,594          8,913          35,489         24,951

OPERATING EXPENSES
  Research and development                                             2,735          2,554          11,563          9,127
  Sales and marketing                                                  5,722          4,730          23,125         15,857
  General and administrative                                           1,630          1,681           5,319          6,170
                                                                ------------- --------------   -------------  -------------
 SUB-TOTAL OPERATING EXPENSES                                         10,087          8,965          40,007         31,154
  Stock-based compensation expense                                       118             42             640            166
  Amortization of intangible assets                                      321            306           1,458            532
  Amortization of in-process research and development                      -              -               -            100
  Merger-related and other costs                                          76            473           1,078          2,909
                                                                ------------- --------------   -------------  -------------
 TOTAL OPERATING EXPENSES                                             10,602          9,786          43,183         34,861
                                                                ------------- --------------   -------------  -------------
 OPERATING LOSS                                                       (1,008)          (873)         (7,694)        (9,910)
 NON-OPERATING INCOME (EXPENSE)
 Other income (expense), net                                              72            175             213            752
                                                                ------------- --------------   -------------  -------------
 NET LOSS BEFORE TAXES                                                  (936)          (698)         (7,481)        (9,158)
  Provision for income taxes                                             (13)             5              16             29
                                                                ------------- --------------   -------------  -------------
 NET LOSS                                                          $    (923)      $   (703)     $   (7,497)     $  (9,187)
                                                                ============= ==============   =============  =============

Shares used in computing basic and diluted
   Net loss per share                                                 48,082         42,006          46,777         36,007

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                      $   (0.02)      $  (0.02)     $    (0.16)     $   (0.26)
                                                                ============= ==============   =============  =============

Reconciliation to Non-GAAP Net Income (Loss)
NET LOSS                                                           $    (923)      $   (703)     $   (7,497)     $  (9,187)
  Stock-based compensation expense                                       118             42             640            166
  Amortization of intangible assets                                      831            522           3,295          1,282
  Amortization of in-process research and development                      -              -               -            100
  Merger-related and other costs                                          76            473           1,078          2,909
                                                                ------------- --------------   -------------  -------------
NON-GAAP NET INCOME (LOSS)                                         $     102       $    334      $   (2,484)     $  (4,730)
                                                                ============= ==============   =============  =============

NON-GAAP BASIC AND DILUTED NET INCOME (LOSS) PER SHARE             $    0.00       $   0.01      $    (0.05)     $   (0.13)
                                                                ============= ==============   =============  =============
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